HUBER SMALL CAP VALUE FUND
Investor Class (HUSIX)
Institutional Class (HUSEX)
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated November 17, 2023 to the
Summary Prospectus dated February 28, 2023

Effective December 1, 2023, the Fund’s expense cap will be reduced from 1.35% to 1.28%. References to the Fund’s expense cap in the Summary Prospectus are hereby revised as follows:

The following replaces the “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Class shares and Institutional Class shares of the Small Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.99%	0.99%
Distribution and Service (Rule 12b-1) Fees[2]	0.25%	0.00%
Other Expenses (includes Shareholder Servicing Plan Fee)[3]	0.64%	0.49%
Shareholder Servicing Plan Fee[2]	0.15%	0.00%
Total Annual Fund Operating Expenses	1.88%	1.48%
Less: Fee Waiver and/or Expense Reimbursement[4]	-0.20%	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.68%	1.28%
1.Huber Capital Management, LLC (the “Adviser”) has voluntarily agreed to reduce the Fund’s management fee, from 1.35% to 0.99%, through at least February 28, 2024. The Adviser cannot recoup these amounts.
2.Each class of the Small Cap Value Fund may accrue up to 0.25% in “Distribution and Service (Rule 12b-1) Fees” of the average daily net assets and may accrue up to 0.15% in “Shareholder Servicing Plan Fee” of the average daily net assets. However, accrual for the Fund’s Institutional Class shares is currently set at 0.00% through at least February 28, 2024, and any accrual increase must first be approved by the Board of Trustees (the “Board”). Total Annual Fund Operating Expenses above reflect the maximum Rule 12b-1 fee and/or Shareholder Servicing Plan fee for the Investor Class shares allowed while the Expense Ratios in the Financial Highlights reflect actual expenses.
3.Based on expenses calculated as of the fiscal year ended October 31, 2023.
4.The Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Small Cap Value Fund to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 1.28% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2025, and may be terminated only by the Trust’s Board. The Adviser may request recoupment of previously waived fees and paid expenses pursuant to the contract from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

The following replaces the expense example on page 2 of the Summary Prospectus:
Example. This Example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$571	$998	$2,185
Institutional Class	$130	$448	$789	$1,751

Please retain this Supplement with your Summary Prospectus.

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